UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2001

                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)

         MARYLAND                       1-11903                75-2648842
(State or other jurisdiction         (Commission File        (IRS Employer
     of incorporation)                  Number)           Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 295-1000

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ITEM 5.  OTHER EVENTS

The following information was disclosed in connection with a private offering of securities by subsidiaries of MeriStar Hospitality Corporation, a Maryland corporation ("MeriStar"):

         Prior to the September 11 terrorist attacks, revenue per available room (RevPAR) at MeriStar's hotels for the third quarter was down 8.9% from the RevPAR for the same period in 2000 and occupancy was down 4.5%. For the month of September following September 11, RevPAR was down 41.7% from the prior year and occupancy was down 34.3%. During October and November 2001, RevPAR was down 25.6% and 24.1%, respectively, and occupancy was down 17.5% and 15.8%, respectively, from the same periods in 2000.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMNETS

         Information both included and incorporated by reference in this report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of our company to be materially different from future results, performance or achievements expressed or implied by forward-looking statements. Forward-looking statements, which are based on assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of our company include, but are not limited to, changes in:

         o        the current slowdown of the national economy;

         o economic conditions generally and the real estate market specifically;

         o the impact of the September 11, 2001 terrorist attacks or actual or threatened future terrorist incidents;

         o legislative/regulatory changes, including changes to laws governing the taxation of real estate investment trusts;

         o        disruptions to or restrictions on air travel;

         o        availability of capital;

         o        interest rates;

         o        competition;

         o supply and demand for hotel rooms in our current and proposed market areas; and

         o general accounting principles, policies and guidelines applicable to real estate investment trusts.

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         These risks and uncertainties, along with the risk factors discussed under "Risk Factors," in the Annual Report on Form 10-K of MeriStar should be considered in evaluating any forward-looking statements contained in this report.

         MeriStar undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, other than as required by law.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 13, 2001


                                   MERISTAR HOSPITALITY CORPORATION

                                   By:  /s/ Christopher L. Bennett
                                        ---------------------------------------

                                        Christopher L. Bennett
                                        Vice President, Legal and Secretary